UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (December 15, 2024)

FLORA GROWTH CORP.
(Exact name of registrant as specified in its charter)

Ontario	001-40397	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3230 W. Commercial Boulevard, Suite 180
 Fort Lauderdale, Florida, United States 33309
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (954) 842-4989

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, no par value	FLGC	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 15, 2024, Flora Growth Corp. (the "Company") granted a total of 1,235,000 Restricted Stock Awards (the "RSAs") and 440,000 Stock Appreciation Rights ("SARs") to officers, directors, employees and consultants of the Company (collectively, the "Grantees") pursuant to its 2022 Incentive Compensation Plan, as amended on June 6, 2023 and August 14, 2024 and Form S-8 Registration Statement (File No. 333-282022). The following tables summarize the terms and conditions of the grants of RSAs and SARs:

Plan Participant	Role	Number of RSAs granted	Vesting Date
Clifford Starke	Chief Executive Officer	900,000	December 15, 2024
Sammy Dorf	Executive Chairman	250,000	December 15, 2024
Edward Woo	Director	50,000	December 15, 2024
Consultants		35,000	December 15, 2024

Plan Participant	Role	Number of SARs granted	Exercise Price	Expiry Date	Vesting Date
Dany Vaiman	Chief Financial Officer	372,500	$1.30	December 15, 2034	December 15, 2024
Harold Wolkin	Director	30,000	$1.30	December 15, 2034	December 15, 2024
Manfred Leventhal	Director	5,000	$1.30	December 15, 2034	December 15, 2024
Employees		32,500	$1.30	December 15, 2034	December 15, 2024

Each Grantee receiving RSAs entered into a Restricted Stock Award Agreement with respect to their grant of RSAs (each, a "Restricted Stock Award Agreement") and each Grantee receiving SARs entered into a Stock Appreciation Rights Agreement with respect to their grant of SARs (each, a "Stock Appreciation Rights Agreement") with the Company, as applicable.

The foregoing descriptions of the RSAs and SARs do not purport to be complete and are qualified in their entirety by reference to the provisions of the Form of Restricted Stock Award Agreement and the Form of Stock Appreciation Rights Agreement, as applicable, each of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

10.1#	Form of Restricted Stock Award Agreement dated December 15, 2024
10.2#	Form of Stock Appreciation Rights Agreement dated December 15, 2024
104	Cover Page Interactive Data File

#  Management contract or compensation plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLORA GROWTH CORP.

Date: December 17, 2024	By:	/s/ Clifford Starke
	Name:	Clifford Starke
	Title:	Chief Executive Officer